                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 29, 2003


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-8454

               PENNSYLVANIA                               25-1199382
     (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                  Identification No.)

     1 JLG DRIVE, MCCONNELLSBURG, PA                      17233-9533
 (Address of principal executive offices)                 (Zip Code)


               Registrant's telephone number, including area code:
                                 (7l7) 485-5161


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

Certain of the Company's subordinated indebtedness is guaranteed by significant subsidiaries (the "guarantor subsidiaries") but is not guaranteed by the Company's other subsidiaries (the "non-guarantor subsidiaries"). In the Company's Form 10-Q for the second quarter ended January 31, 2003, two foreign subsidiaries were incorrectly classified as guarantor subsidiaries when they should have been included with the non-guarantor subsidiaries. This resulted in a $1.6 million net asset understatement in the guarantor subsidiary condensed balance sheet disclosure and a corresponding overstatement for the non-guarantor subsidiaries and similar $759 thousand and $480 thousand income statement and cash flow effects, respectively. The following presents the correct presentation.

Condensed Consolidated Balance Sheet
As of January 31, 2003

                                             ----------------------------------------------------------------- -----------------
                                                             Guarantor      Non-Guarantor        Other and       Consolidated
                                                Parent     Subsidiaries      Subsidiaries      Eliminations         Total
-------------------------------------------------------------------------------------------------------------- -----------------

ASSETS
------
  Accounts receivable - net                      $136,017        $21,873             $48,986           $3,316          $210,192
  Finance receivables - net                            --         76,087                  --            3,371            79,458
  Pledged finance receivables                          --        113,656                  --               --           113,656
  Inventories                                      64,716         52,561              56,464          (5,129)           168,612
  Property, plant and equipment - net              25,216         45,388              11,045            (484)            81,165
  Equipment held for rental - net                   1,110         16,340               2,838               --            20,288
  Investment in subsidiaries                      244,238             --               2,678        (246,916)                --
  Other assets                                     71,477         37,996              13,227                9           122,709
                                             ------------- -------------- ------------------- ---------------- -----------------
                                                 $542,774       $363,901            $135,238       $(245,833)          $796,080
                                             ============= ============== =================== ================ =================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
  Accounts payable and accrued expenses
                                                  $74,391        $26,184             $37,185         $(4,649)          $133,111
  Long-term debt, less current portion            242,207             --                  --               --           242,207
  Limited recourse debt,
    less current portion                               --         70,151                  --               --            70,151
  Other liabilities                             (257,004)        276,725              77,105           12,025           108,851
                                             ------------- -------------- ------------------- ---------------- -----------------
    Total liabilities                              59,594        373,060             114,290            7,376           554,320
                                             ------------- -------------- ------------------- ---------------- -----------------

  Shareholders' equity                            483,180        (9,159)              20,948        (253,209)           241,760
                                             ------------- -------------- ------------------- ---------------- -----------------
                                                 $542,774       $363,901            $135,238       $(245,833)          $796,080
                                             ============= ============== =================== ================ =================

Condensed Consolidated Statement of Income
For the Six Months Ended January 31, 2003

                                             ----------------------------------------------------------------- -----------------
                                                             Guarantor      Non-Guarantor        Other and       Consolidated
                                                Parent     Subsidiaries      Subsidiaries      Eliminations         Total
-------------------------------------------------------------------------------------------------------------- -----------------

Revenues                                         $216,394        $68,280             $54,811        $(27,685)          $311,800
Gross profit (loss)                                56,587        (3,481)               5,659          (3,551)            55,214
Other expenses (income)                            33,377          9,912               5,959            1,411            50,659
Net income (loss)                                 $23,210      $(13,393)              $(300)         $(4,962)            $4,555


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


Consolidated Statement of Cash Flows
For the Six Months Ended January 31, 2003

                                             ----------------------------------------------------------------- -----------------
                                                             Guarantor      Non-Guarantor        Other and       Consolidated
                                                Parent     Subsidiaries      Subsidiaries      Eliminations         Total
-------------------------------------------------------------------------------------------------------------- -----------------

Cash flow from operating activities             $(83,033)      $(11,873)              $2,936           $(672)         $(92,642)
Cash flow from investing activities               (3,295)          1,627             (2,999)             (71)           (4,738)
Cash flow from financing activities                69,933         29,372                  16             (16)            99,305
Effect of exchange rate changes on cash               422             21                (66)            1,058             1,435
                                             ------------- -------------- ------------------- ---------------- -----------------
Net change in cash and cash equivalents          (15,973)         19,147               (113)              299             3,360
Beginning balance                                  22,949       (19,545)               3,093            (292)             6,205
                                             ------------- -------------- ------------------- ---------------- -----------------
Ending balance                                     $6,976         $(398)              $2,980               $7            $9,565
                                             ============= ============== =================== ================ =================

In our January 31, 2003 Form 10-Q filed on March 4, 2003, and our February 26, 2003 Current Report on Form 8-K we disclosed that during the first six months of fiscal 2003 and for fiscal 2002, we monetized $39.1 million and $101.9 million, respectively, in finance receivables through syndications or monetization transactions. These amounts were inclusive of pay downs on finance receivables. Excluding lease payments paid down on finance receivables, during the first six months of fiscal 2003 and for fiscal 2002, we monetized $28.9 million and $101.7 million, respectively, in finance receivables through syndications.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        JLG INDUSTRIES, INC.
                                        (Registrant)



Date: April 29, 2003                    /s/ James H. Woodward, Jr.
                                        ------------------------------------
                                        James H. Woodward, Jr.
                                        Executive Vice President and
                                        Chief Financial Officer


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